Exhibit 99.1

FOR IMMEDIATE RELEASE

Express, Inc. Receives Delisting Notice From the New York Stock Exchange

COLUMBUS, Ohio – March 6, 2024 – Express, Inc. (NYSE: EXPR) (“Express” or the “Company”) today announced that it received notification from the New York Stock Exchange (“NYSE”) indicating that the common stock of the Company will be delisted, and trading of its common stock on the NYSE was suspended, after market close on March 6, 2024.

The Company’s common stock will now trade publicly on the OTC Pink® Market under the symbol “EXPR”. This transition to the over-the-counter market will not affect the Company’s business operations or its U.S. Securities and Exchange Commission reporting obligations, and it does not conflict with or cause an event of default under any of the Company’s material debt or other agreements.

The NYSE reached its decision to delist the Company’s common stock pursuant to Rule 802.01B of the NYSE Listed Company Manual, which requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days.

“Over the past several months, we have taken decisive steps to position Express for the long term, including implementing a series of cost-saving initiatives and streamlining our process to enhance operational efficiency,” said Stewart Glendinning, CEO. “We remain focused on continuing to serve our customers and positioning our organization for the future.”

About Express, Inc.

Express, Inc. is a multi-brand fashion retailer whose portfolio includes Express, Bonobos and UpWest. The Company operates an omnichannel platform as well as physical and online stores. Grounded in a belief that style, quality and value should all be found in one place, Express is a brand with a purpose – We Create Confidence. We Inspire Self-Expression. – powered by a styling community. Bonobos is a menswear brand known for exceptional fit and an innovative retail model. UpWest is an apparel, accessories and home goods brand with a purpose to Provide Comfort for People & Planet.

The Company has approximately 530 Express retail and Express Factory Outlet stores in the United States and Puerto Rico, the Express.com online store and the Express mobile app; approximately 60 Bonobos Guideshop locations and the Bonobos.com online store; and 12 UpWest retail stores and the UpWest.com online store. For more information about our Company, please visit www.express.com/investor and for more information about our brands, please visit www.express.com, www.bonobos.com or www.upwest.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact. You can identify these forward-looking statements by the use of words in the future tense and statements accompanied by words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads” or the negative version of these words or other comparable words. Forward-looking statements are based on the Company’s current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company’s control. Many factors could cause the Company’s actual results to differ materially and adversely from any of these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the duration and severity of ongoing negative macroeconomic conditions caused by the COVID-19 pandemic and their future impact on the Company’s business operations, financial condition, liquidity and cash flow; (3) geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and increased tensions between China and Taiwan; (4) the Company’s ability to operate its business efficiently, manage capital expenditures and costs, and obtain financing when required; (5) the Company’s ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors including selling through inventory at an appropriate price; (6) fluctuations in the Company’s sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including its product offerings relative to customer demand, the mix of merchandise we sell, promotions, inventory levels, and sales mix between stores and eCommerce; (7) customer traffic at malls, shopping centers, and at the Company’s stores; (8) competition from other retailers; (9) the Company’s dependence on a strong brand image; (10) the Company’s ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for its customers, including the Company’s efforts to optimize its omni-channel platform through its partnership with WHP Global; (11) the failure or breach of information systems upon which the Company relies; (12) the Company’s ability to protect customer data from fraud and theft; (13) the Company’s dependence upon third parties to manufacture all of its merchandise; (14) changes in the cost of raw materials, labor, and freight; (15) labor shortages and supply chain disruption; (16) the Company’s dependence upon key executive management; (17) the Company’s ability to execute its growth strategy, EXPRESSway Forward, including, but not limited to, engaging its customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating its brand; (18) the Company’s substantial lease obligations; (19) the Company’s reliance on third parties to provide it with certain key services for its business; (20) impairment charges on long-lived assets; (21) claims made against the Company resulting in litigation or changes in laws and regulations applicable to the Company’s business; (22) the Company’s inability to protect its trademarks or other intellectual property rights which may preclude the use of its trademarks or other intellectual property around the world; (23) restrictions imposed on the Company under the terms of its current credit facility, including asset based requirements related to inventory levels, ability to make additional borrowings, and restrictions on the ability to effect share repurchases; (24) the Company’s inability to maintain compliance with covenants in its current credit facility; (25) changes in tax requirements, results of tax audits, and other factors including timing of tax refund receipts, that may cause fluctuations in the Company’s effective tax rate; (26) changes in tariff rates; (27) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption, (28) risks related to the Company’s strategic partnership with WHP Global; (29) the Company’s ability to realize the expected strategic and financial benefits of the Bonobos acquisition; (30) impacts of the delisting of the Company’s common stock from the New York Stock Exchange; and (31) the financial and other effects of the Company’s workforce reduction and other cost reduction actions, including an inability to realize the benefits from such actions within the anticipated timeframe. These factors should not be construed as exhaustive and should be read in conjunction with the additional information concerning these and other factors in Express, Inc.’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

Investor Contact

Mark A. Still

Interim Chief Financial Officer

614-474-8221

ir@express.com